Exhibit 10.1

FOURTEENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND
AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENTS

THIS FOURTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENTS (this “Amendment”), effective as of the        day of February, 2013 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the lenders party hereto (the “Lenders”) and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated April 13, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, said parties are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Section 1.02.

(a)                                 The definition of “Applicable Margin” in Section 1.02 of the Credit Agreement is hereby amended to delete the Borrowing Base Utilization Grid contained therein and substitute the following therefor:

Borrowing Base Utilization Grid

	< 50%	> 50%, but < 75%	> 75%, but < 90%	> 90%
ABR Loans	1.00%	1.25%	1.50%	1.75%
Eurodollar Loans	2.00%	2.25%	2.50%	2.75%
Commitment Fee	0.50%	0.50%	0.50%	0.50%

(b)                                 Section 1.02 of the Credit Agreement is hereby amended to add the following new definition in proper alphabetical order:

“Fourteenth Amendment Effective Date” means February       , 2013.”

3.                                      Amendment to Section 2.07(a).  Section 2.07(a) of the Credit Agreement is hereby amended to restate paragraph (iii) thereof in its entirety:

“(iii)                         On the Fourteenth Amendment Effective Date, (A) the Conforming Borrowing Base shall be equal to $350,000,000 and the Non-Conforming Borrowing Base shall be equal to $0.  Upon the issuance of any Senior Notes after the Fourteenth Amendment Effective Date, the Conforming Borrowing Base shall be automatically reduced by $0.25 for each $1.00 of the aggregate principal amount of such Senior Notes.”

4.                                      Amendment to Section 3.04(c).  Section 3.04(c) of the Credit Agreement is hereby amended to delete subsection (vi) thereof in its entirety.

5.                                      Amendment to Section 8.01.  Section 8.01 of the Credit Agreement is hereby amended to delete subsection (i) thereof in its entirety.

6.                                      Amendments to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate clauses (p) and (s) thereof in their entirety as follows:

“(p)                           Debt evidenced by Senior Notes (including unsecured guarantees in respect thereof) not to exceed an aggregate principal amount of $800,000,000 at any time outstanding; provided that (i) the maturity date of the Senior Notes shall not be earlier than one year after the Maturity Date and (ii) the Borrower shall not prepay any amounts owing under the Senior Notes at any time;

(s)                                   other Debt not to exceed $7,500,000 in the aggregate at any one time outstanding.”

7.                                      Amendment to Section 9.03.  Section 9.03 of the Credit Agreement is hereby amended to restate clause (j) thereof in its entirety as follows:

“(j)                              Liens securing Debt permitted by Section 9.02(s); provided that (i) the Debt secured by such Liens shall not exceed $5,000,000 at any one time outstanding and (ii) such Liens extend only to the property purchased and/or financed with the proceeds of such Debt;”.

8.                                      Amendments to Section 9.05.  Section 9.05 of the Credit Agreement is hereby amended to restate clauses (m) and (p) thereof in their entirety as follows:

“(m)                       Investments of stock of publicly traded companies (other than GreenHunter Energy, Inc.) not to exceed $1,000,000 in the aggregate outstanding at any time;

(p)                                 Investments by the Borrower or any Restricted Subsidiaries in Unrestricted Subsidiaries (other than Eureka Hunter Holdings, LLC or its Subsidiaries), not to exceed $7,500,000 in the aggregate in any calendar year;”.

9.                                      Amendment to Section 9.11.  Section 9.11 of the Credit Agreement is hereby amended to delete the word “and” at the end of subsection (f) thereof, delete the period at the end of subsection (g) thereof and replace said period with a semicolon and the word “and” and add the following new subsection (h) to the end of said Section 9.11:

“(h)                           the sale, transfer or disposition of the Investments described in Section 9.05(t).”

10.                               Acknowledgment and Agreement of Lenders; Further Amendment to Section 9.05.  The Lenders acknowledge and agree that pursuant to that certain Memorandum from the Administrative Agent to the Lenders dated February 2, 2012, the Lenders approved the sale by Triad Hunter, LLC of Hunter Disposal, Inc. to GreenHunter Energy, Inc. (“GreenHunter”) in exchange for proceeds consisting of cash, common and preferred stock of GreenHunter and a promissory note issued by GreenHunter to Triad Hunter, LLC.  The parties wish to amend Section 9.05 of the Credit Agreement to reflect the understanding of the parties that such proceeds are permitted Investments under the Credit Agreement.  Therefore, Section 9.05 of the Credit Agreement is hereby amended to delete the period at the end of subsection (s) thereof and replace said period with a semicolon and the word “and” and add the following new subsection (t) to the end of said Section 9.05:

“(t)                              Investments in GreenHunter Energy, Inc. consisting of (i) 1,846,722 common shares and 88,000 Series C preferred shares and (ii) that certain Promissory Note, dated February 17, 2012, in the original principal amount of $2,200,000.”

11.                               Amendments to Security Agreements.

(a)                                 Section 1.01 of each Security Agreement is hereby amended to add the following new definition in proper alphabetical order:

“Excluded Accounts” means any Deposit Account containing payroll, employee benefits, tax or trust funds.

(b)                                 The last paragraph of Section 2.01 of each Security Agreement is hereby amended to restate subsection (y) thereof in its entirety as follows:

“(y) any Excluded Account,”.

(c)                                  Section 3.02 of each Security Agreement is hereby amended to restate subsection (e) thereof in its entirety as follows:

“(e)                            deliver to the Administrative Agent a Deposit Account Control Agreement, executed by the Debtor and the financial institution maintaining such Deposit Account, with respect to any Deposit Account of the Debtor included in the Collateral opened after the date hereof within sixty (60) days of the opening of such Deposit Account, other than (i) any Deposit Account maintained by the Administrative Agent, (ii) Deposit Accounts included in the Collateral with amounts not in excess of $250,000 in the aggregate when combined with amounts in all Deposit Accounts included in the Collateral and owned by the Borrower and Restricted Subsidiaries over which the Administrative Agent does not have Control or (iii) any Excluded Account;”.

(d)                                 Section 5.12(c) of each Security Agreement is hereby amended to add the following new sentence to the end of said Section:

“Subject to the time period set forth in Section 3.02(e), the Debtors shall not permit the aggregate amount held in Deposit Accounts (other than Excluded Accounts) and owned by the Borrower and any Restricted Subsidiary over which the Administrative Agent does not have control to exceed $250,000 at any time.”

12.                               Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

13.                               Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date), (d) after giving effect to this

Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

14.                               Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 the Borrower, the Guarantors and each of the Lenders shall have executed and delivered to the Administrative Agent counterparts of this Amendment; and

(b)                                 the Borrower shall have paid to the Administrative Agent and the Lenders all fees and expenses that are due in connection with this Amendment.

Notwithstanding anything to the contrary contained in this Amendment, upon satisfaction of the foregoing conditions, the provisions of Section 11 of this Amendment shall be effective as of February 17, 2012.

15.                               Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

16.                               Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

17.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION, a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

GUARANTORS:

PRC WILLISTON, LLC,
a Delaware limited liability company

By:	Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:	Magnum Hunter Resources GP, LLC,
its general partner

	By:	Magnum Hunter Resources Corporation,
its sole member

		By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

Signature Page to Fourteenth Amendment to Credit Agreement

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		Magnum Hunter Resources Corporation,
its sole member

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

EAGLE FORD HUNTER, INC.,
a Colorado corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Secretary

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Chief Financial Officer

NGAS HUNTER, LLC

By:		/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

Signature Page to Fourteenth Amendment to Credit Agreement

MHR CALLCO CORPORATION,
a corporation existing under the laws of the
Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

MHR EXCHANGECO CORPORATION,
a corporation existing under the laws of the
Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President

WILLISTON HUNTER CANADA, INC.,
a corporation existing under the laws of the
Province of Alberta

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief
Financial Officer

WILLISTON HUNTER INC.,
a Delaware corporation

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Chief
Financial Officer

Signature Page to Fourteenth Amendment to Credit Agreement

WILLISTON HUNTER ND, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Vice President and Treasurer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware limited liability company

By:	/s/ Ronald D. Ormand
Ronald D. Ormand
Executive Vice President and Treasurer

Signature Page to Fourteenth Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER

ROYAL BANK OF CANADA

By:	/s/ Kristen Spivey
Name:	Kristen Spivey
Title:	Authorized Signatory

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

SUNTRUST BANK

By:	/s/ Yann Pino
Name:	Yann Pino
Title:	Director

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Mark A. Seriee
Name:	Mark A. Seriee
Title:	Senior Vice President

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Vice President

By:	/s/ Wei-Jen Yuan
Name:	Wei-Jen Yuan
Title:	Associate

Signature Page to Fourteenth Amendment to Credit Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Signature Page to Fourteenth Amendment to Credit Agreement